Principal Funds, Inc.
Supplement dated November 6, 2020
to the Prospectus dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR FINISTERRE UNCONSTRAINED EMERGING MARKETS BOND FUND
On or about January 1, 2021, delete the Investment Advisor and Sub-Advisor and Portfolio Managers sections and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Damien Buchet (since 2016), Portfolio Manager
•Arthur Duchon-Doris (since 2016), Assistant Portfolio Manager
•Christopher Watson (since 2016), Portfolio Manager

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
On or about January 1, 2021, delete Finisterre Capital LLP from the Sub-Advisors section.

MANAGEMENT OF THE FUNDS
On or about January 1, 2021, under The Manager and Advisor, delete the sixth bullet and replace with the following:
•a portion of Global Diversified Income (emerging market debt, global value equity, opportunistic mortgage-backed securities, and one of the high yield portions; and, on a temporary basis, one or more strategies that seek to track the performance of an index related to a particular sector or asset class)
On or about January 1, 2021, under The Manager and Advisor, add Finisterre Unconstrained Emerging Markets Bond to the alphabetical list of funds.
Under The Manager and Advisor, delete the last sentence in the third paragraph after the list of Funds and replace with the following:
With respect to the biographies of PGI portfolio managers, references to Principal® encompass various entities and groups within the Principal organization, such as its majority- and wholly-owned subsidiaries, as well as the internal boutiques referenced above.

On or about January 1, 2021, under The Manager and Advisor, delete the fourth paragraph after the list of Funds and replace with the following:
As reflected in the fund summaries, the day-to-day portfolio management, for some funds, is shared by multiple portfolio managers. In each such case, except for the Finisterre Unconstrained Emerging Markets Bond Fund, MidCap Fund, the Principal LifeTime Funds, and the Principal LifeTime Hybrid Funds, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the Finisterre Unconstrained Emerging Markets Bond Fund, Mr. Buchet, Mr. Duchon-Doris, and Mr. Watson operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. In the absence of a consensus among portfolio managers, Mr. Buchet has the final say on the investment decision. For the MidCap Fund, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Fund; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin’s absence. The day-to-day portfolio management for the Principal LifeTime Funds and Principal LifeTime Hybrid Funds is shared by multiple portfolio managers. Those Portfolio Managers and any Associate Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio; however, Associate Portfolio Managers’ authority is more limited than that of Portfolio Managers.
On or about January 1, 2021, under The Manager and Advisor, in the Advisor: Principal Global Investors, LLC section, add the following individuals to the alphabetical list of portfolio managers:
Damien Buchet has been with Principal® since 2015. Mr. Buchet is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. He earned his degree from the EDHEC School of Business Administration. Mr. Buchet has earned the right to use the Chartered Financial Analyst designation.
Arthur Duchon-Doris has been with Principal® since 2015. Mr. Duchon-Doris is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. He earned his M.S.C. in Financial Markets with a concentration in Asset Management from the EDHEC Business School. Mr. Duchon-Doris has earned the right to use the Chartered Financial Analyst designation.
Christopher Watson has been with Principal® since 2011. Mr. Watson is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. He received an M.B.A. from IMD Lausanne and his B.A. Hons from McGill University, Montreal. Mr. Watson has earned the right to use the Chartered Financial Analyst designation.
On or about January 1, 2021, in The Sub-Advisors section, delete the Sub-Advisor: Finisterre Capital LLP section.

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